SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 20, 2012

White Mountain Titanium Corporation

(Exact Name of Registrant as Specified in Charter)

NEVADA	333-129347	87-057730
(State or Other Jurisdiction of Incorporation)	Commission File Number	(IRS Employer Identification No.)

Augusto Leguia 100, Oficina 1401, Las Condes, Santiago Chile	None
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (56 2) 657-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.02 Termination of a Material Definitive Agreement.

On August 17, 2012, Hyundai Welding Co., Ltd. and Korea Resources Corporation, each a Korean company, failed to make the required combined payment of US$10,000,000 as required pursuant to the letter of intent (the “LOI”) with each party entered into on June 28, 2012, and amended on July 6, 2012. As a result of the failed payment, on August 20, 2012, we terminated the LOI. In connection with the termination of the LOI, we issued a press release attached hereto as an exhibit.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release dated August 20, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

White Mountain Titanium Corporation

Date: August 20, 2012	By	/s/ Michael P. Kurtanjek
Michael P. Kurtanjek, President